FAQ

1.	What did NVIDIA announce today?

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Today we announced the proposed acquisition of Mellanox for $6.9B. Mellanox is a high-performance datacenter interconnect technology company headquartered in Israel that we have partnered with over the years to build many of world’s highest performance datacenter systems. Between us, we have every major cloud service provider and computer maker as customers.

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The world-class, high-speed networking interconnects that Mellanox specializes in will strengthen NVIDIA’s ability to provide datacenter-scale computing solutions across the full computing stack - processing, networking and storage.

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The acquisition of Mellanox will strengthen NVIDIA’s leadership position in high performance computing (HPC) and comes at a time when Moore’s Law has ended and HPC is critical for supercomputing centers, hyperscale datacenters and enterprises.

2.	What are the benefits of the acquisition?

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We are uniting two of the leading HPC technology companies. The acquisition will combine NVIDIA’s world-class processing and Mellanox’s world-class data-movement capabilities to address the datacenter market, better serve our customers and accelerate innovation.

◦	It will strengthen NVIDIA’s ability to offer datacenter-scale computing solutions optimized across computing, networking and storage, that can accelerate datacenter-scale workloads.

◦	It will foster the next-generation of HPC and AI platforms for hyperscale and enterprise datacenters, as well as supercomputing centers.

◦	It is financially attractive and is expected to be accretive to non-GAAP gross margins, non-GAAP EPS and free cash flow, immediately after close.

3.	How will Mellanox and NVIDIA employees benefit from the transaction?

◦	Employees will benefit from the strong cultural fit as Mellanox and NVIDIA have common performance-driven cultures with a focus on innovation and collaboration.

◦	This transaction will increase the investment in our combined roadmap and create new growth opportunities.

4.	What is the transaction process?

◦	We will need regulatory approvals in the United States, China and other jurisdictions.

◦	We believe the transaction will foster innovation and believe regulators and customers will have the same view; we do not expect obstacles to closing.

◦	We expect the transaction to close by the end of calendar 2019.

◦	We will remain independent companies until the deal closes.

5.	Are there any parts of the Mellanox business that you will discontinue or exit?

◦	Currently we have no plans to discontinue or exit any parts of the business.

◦	Importantly, the proposed acquisition is about accelerating innovation, rather than cost synergies.

◦	We will be preserving jobs in Israel and increasing the investment in our combined roadmap.

6.	Will Mellanox’s management team stay with the company?

◦	Mellanox has visionary leadership. After the transaction closes, we will welcome Mellanox’s entire team and expect their current leadership to join us and continue to develop excellent new products.

◦	Until then, the companies will stay separate and it is business as usual.

7.	How does Mellanox’s culture fit with NVIDIA?

◦	The combination is a strong cultural fit given our common performance-driven cultures and focus on innovation.

◦	NVIDIA and Mellanox have collaborated for years to build many of the world’s highest performance datacenter systems, so this is a natural extension of that partnership.

◦	We look forward to joining our efforts and accelerating the performance gains we can deliver to datacenter customers.

8.	What are your plans for Mellanox’s employees and sites?

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Both NVIDIA’s and Mellanox’s employees are very important to the business and we will keep that in mind when developing our integration plans in the coming months. We are hoping to have the entire Mellanox team join us, in all of Mellanox’s sites around the world.

◦	We are looking to accelerate innovation while continuing to provide amazing products and services to customers around the world.

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Following this acquisition, NVIDIA will continue investing in local excellence and local talent in Israel, one of the world’s most important technology centers for innovation. We are proud to call Israel a home for NVIDIA.

9.	What are the benefits to customers and partners?

◦	This acquisition will strengthen NVIDIA’s leadership position in HPC, enabling us to better serve our customers and accelerate innovation.

◦	The proposed combination is about accelerating innovation in HPC for the benefit of customers. Partners will also benefit from optimized solutions across the entire computing and networking stack.

10.	How do the companies’ products and services complement one another?

◦	The two companies’ businesses fit well together: we will unite NVIDIA’s strength in accelerated computing for HPC with Mellanox’s expertise in high-performance datacenter interconnect technology.

◦	We believe our platform will be stronger and deliver the best possible performance for datacenter customers by innovating across the computing, networking and storage stacks.

11.	What are NVIDIA’s plans for Mellanox’s suppliers and partners?

◦	We do not anticipate changes in this regard.

◦	Until the deal closes, the companies will stay separate and it is business as usual.

12.	Will customers need to update their contracts? Will contracts under negotiation need amendment?

◦	We do not anticipate any changes. We will contact customers on a case-by-case basis as needed.

◦	Until the deal closes, the companies will stay separate and it is business as usual.

Forward Looking Statements
All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on NVIDIA’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by NVIDIA and Mellanox, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “goals,” “likely,” “might,” “project,” “target,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed transaction and acquisition of Mellanox by NVIDIA, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction, and statements regarding the companies’

products and markets are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations.
These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the companies’ business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on NVIDIA’s business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Mellanox’s technology in existing or new products; Mellanox shareholders may not approve the transaction; expected benefits and other financial benefits of the transaction may not be realized; integration of the acquisition post-closing may not occur as anticipated, and the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses may incur; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management’s attention from NVIDIA’s ongoing business operations; the business combination or the combined company’s products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Mellanox operate; and other risks described in NVIDIA’s and Mellanox’s filings with the Securities and Exchange Commission (“SEC”). In addition, please refer to the documents that NVIDIA and Mellanox file with the Securities and Exchange Commission on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA and Mellanox disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.
In addition, actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA’s overall business, including those more fully described in NVIDIA’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 27, 2019, and Mellanox’s overall business and financial condition, including those more fully described in Mellanox’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA’s filings with the SEC.
Except as required by applicable law, NVIDIA does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. NVIDIA can give no assurance that the conditions to the transaction will be satisfied.
Additional Information and Where to Find It
This communication is being made in respect of the proposed transaction. Mellanox intends to file with the SEC and mail or otherwise provide to its shareholders a proxy statement in connection with the proposed transaction with NVIDIA (the “proxy statement”), and each party will file other documents regarding the proposed transaction with the SEC. The definitive proxy statement will be sent or given to the shareholders of Mellanox and will contain important information about the proposed transaction and related matters. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. Investors and security holders are urged to read the proxy statement in its entirety and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference therein when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the proposed transaction.
You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NVIDIA on NVIDIA’s Investor Relations website (https://investor.nvidia.com/) or by writing to NVIDIA, Investor Relations, 2788 San Tomas Expressway, Santa Clara, CA 95051 (for documents filed with the SEC by NVIDIA), or by Mellanox on Mellanox’s Investor Relations website (ir.mellanox.com) or by writing to Mellanox, Investor Relations, Hakidma 26 Ofer Industrial Park Yokneam Israel, 2069200, IR@mellanox.com (for documents filed with the SEC by Mellanox).
Participants in the Solicitation
NVIDIA, Mellanox and certain of their respective directors, executive officers, other members of management and employees and agents retained, may, under SEC rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mellanox shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about NVIDIA’s executive officers and directors in its definitive proxy statement filed with the SEC on April 6, 2018. You can find more detailed information about Mellanox’s executive officers and directors in its annual report on Form

10-K filed with the SEC on February 21, 2019. To the extent holdings of securities by each company’s directors or executive officers have changed since the amounts disclosed in each company’s respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.